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 Exhibit 10.7





                             Ernest Geoffrey Albers




                                       to




                        Australian Oil & Gas Corporation









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                              ACQUISITION OF SHARES
                       COMPLIANCE WITH U.S. SECURITIES LAW
                          (Effective January 31, 2007)


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                              ACQUISITION OF SHARES
                              ---------------------

                      COMPLIANCE WITH U.S. SECURITIES LAWS
                      ------------------------------------


THIS AGREEMENT is made to take effect from the 31st day of January 2007


BETWEEN ERNEST GEOFFREY ALBERS of Level 25, 500 Collins Street, Melbourne Victoria 3000 (hereinafter called "Albers") of the one part

AND AUSTRALIAN OIL & GAS CORPORATION (incorporated in Delaware) of 2480 North Tolemac Way, Prescott, Arizona 86305, USA
            (hereinafter called "AOGC") of the other part.


WHEREAS:

1.   Albers has made his services available to AOG for the year to 31 December
     2006.

2. AOGC has agreed to issue 2,000,000 new shares of common stock in AOGC to Albers as consideration for his services and Albers has agreed to accept such consideration for his services.

3. The parties hereto submit to the laws of Delaware, USA and any action taken hereunder shall be taken in the appropriate court of such jurisdiction.



NOW THIS AGREEMENT WITNESSETH AS FOLLOWS:

(a) Representations and Warranties by Albers. Albers hereby represents and warrants to the Company that he:

     (i) understands that the Shares to be issued in accordance with section 2 have not been, and, as of the date of issuance, will not be, registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), or under any U.S. state securities laws, and are being issued pursuant to a "safe harbor" exemption from registration contained in Regulation S promulgated under the Securities Act based, in part, upon the representations and warranties of each Vendor contained herein;

     (ii) has received certain information concerning the Purchaser and has had the opportunity to obtain additional information as desired in order to evaluate the merits and the risks inherent in holding shares of the Purchaser's common stock, and recognizes that an investment in the Purchaser involves significant risk;



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     (iv) is able to bear the economic risk and lack of liquidity inherent in holding the Shares, can afford to bear the loss of Vendor's entire investment in the Purchaser, has adequate means of providing for current needs and personal contingencies;

     (v) has such knowledge and experience in financial and business matters that the Vendor is capable of evaluating the merits and risks of an investment in the Purchaser; and is an "Accredited Investor" as defined in Regulation D promulgated under the Securities Act;

     (vi) (A) is not a "U.S. Person" (as that term is defined in Rule 902 of Regulation S under the Securities Act); (B) is not acquiring the Shares for the account or benefit of any U.S. Person and has not pre-arranged any resale of any of the Shares with any buyer located in the United States or otherwise with a U.S. Person; and (C) was not offered the Shares in the United States, and at the time of execution of this Agreement and of any offer to purchase the Shares received from the Purchaser hereunder, was located outside the United States;

     (vii) is not engaged in the business of distributing securities;

     (viii) will not engage in hedging transactions with regard to the Shares unless in compliance with the Securities Act; and

     (ix) has not engaged and will not engage, nor have any of its affiliates or any person acting on behalf of it or any of them engaged in or will engage in, any "directed selling efforts" with respect to the Shares within the meaning of Rule 902(c) of Regulation S adopted under the Securities Act.

     (x) has relied solely upon the advice of the Vendor's own personal financial and tax advisers, counsel and accountants as to the legal, tax, economic, and related matters concerning this investment and its suitability for the Vendor before investing in the Shares of the Purchaser.

(b) Representation and Warranty by AOGC. AOGC represents and warrants that neither it, nor any of its affiliates or any person acting on behalf of any of them, has engaged or will engage in any "directed selling efforts" with respect to the Shares within the meaning of Rule 902(c) of Regulation S adopted under the Securities Act, and it, its affiliates and any person acting on behalf of any of them have complied and will comply with the offering restrictions requirement of Regulation S under the Securities Act.

(c)  Legending and Stop Transfer Requirements.

     (i) The stock certificate delivered by the Purchaser to the Vendor in accordance with Section 2 representing the Shares will be imprinted with a legend substantially in the following form:



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          "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act") and have been issued pursuant to an exemption from registration under Regulation S promulgated under the Securities Act. Such shares are "restricted securities" as defined in Rule 144 promulgated under the Securities Act and may not be offered for sale, sold, delivered after sale, transferred, pledged, or hypothecated except: (i) in accordance with the provisions of Regulation S under the Securities Act; (ii) pursuant to registration under the Securities Act; or (iii) pursuant to an opinion of counsel reasonable satisfactory to Australian Oil & Gas Corporation that such shares may be transferred without registration under the Securities Act. Hedging transactions involving the shares represented by this certificate may not be conducted unless in compliance with the Securities Act."

     (ii) AOGC shall refuse to register any transfer of the Shares that is not made in accordance with: (A) the provisions of this Agreement; and (B) the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration under the Securities Act.

(d) Resales of the Shares. Each Vendor shall make, or cause to be made, any resales of the Shares pursuant to one of the following methods:

     (i) "offshore transactions" (as such term is defined in Regulation S) pursuant to the resale safe harbor of Rule 904 of Regulation S adopted under the Securities Act;

     (ii) Rule 144 promulgated under the Securities Act; or

     (iii) any other available exemption under the Securities Act; provided that the Vendor shall first furnish the Purchaser with a written opinion reasonably satisfactory to the Purchaser in form and substance from counsel reasonably satisfactory to the Purchaser by reason of experience to the effect that the Vendor may transfer such shares as desired without registration under the Securities Act (each such resale described in (i)-(iv), a "Permitted Resale" and collectively, the "Permitted Resales"). Any such Permitted Resales shall be made in offshore transactions or in transactions in the United States on the Over-the-Counter Bulletin Board (OTC-BB) or otherwise.




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SIGNED by ERNEST GEOFFREY ALBERS            )
in the presence of:                         )  /S/ ERNEST GEOFFREY ALBERS
                                               ---------------------------------



/S/ FILIPPINA PERUGINI
---------------------------------
Witness







SIGNED for and on behalf of                 )
AUSTRALIAN OIL & GAS CORPORATION            )
by MARK A MUZZIN

a Director and authorised officer in the    )  /S/ MARK A MUZZIN
presence of:                                )  _________________________________



/S/ FILIPPINA PERUGINI
---------------------------------
Witness





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